OTHER NON-CURRENT ASSETS, NET	12 Months Ended
Dec. 31, 2023
OTHER NON-CURRENT ASSETS, NET
OTHER NON-CURRENT ASSETS, NET

9. OTHER NON-CURRENT ASSETS, NET

Other non-current assets consisted of the following:

	As of December 31,
	2022	2023

Long-term restricted cash (Note i)	$1,731	$1,714
Long-term receivable (Note ii)	—	1,467
Long-term lease deposits	195	194
Others	44	23
Sub-total	$1,970	$3,398
Less: allowance for credit losses (Note ii)	—	(769)
Total	$1,970	$2,629

(Note i) It includes cash in collateral bank accounts for the issuance of letters of credit in U.S.

(Note ii) Long-term receivable related to BSC and expected to be collected more than twelve months.